Exhibit 99.2

iCap Vault I, LLC and Subsidiary Unaudited Pro Forma Condensed Consolidated Financial Information

iCap Vault 1, LLC, a Delaware limited liability company (the Company, we, our or us), sources, acquires, finances and manages a portfolio of real estate investments and financial instruments ancillary to the real estate industry in the Pacific Northwest of the United States (collectively investments). We have demand notes issued pursuant to a $500,000,000 private placement (“Private Placement Notes”) and have registered a public offering (“Registered Offering”) of up to $500,000,000 aggregate principal amount of our Variable Denomination Floating Rate Demand Notes, marketed and sold under an effective Registration Statement (File No. 333-236458) (“Registration Statement”), to fund our investments, operational activities and debt service. On May 5, 2021, we received a FINRA no objection letter.

The Company acquired the VH 2nd Street property from an affiliate on July 26, 2022 for $6,004,052. The Company held a $2,000,000 affiliated note receivable from the seller that was collateralized by the acquired investment property of $2,038,667 including interest accrued through the date of acquisition credited towards the purchase price. The aggregate purchase price was allocated between the estimated fair values of the underlying assets of $5,052,776 of buildings, $504,911 of land and intangibles assets of $446,365 at the date of acquisition. The Company estimated the fair value of its acquired intangible assets for the in-place lease measured over the remaining non-cancelable term of the lease. The investment property is under lease until April 2028. The lease provides initial rent of $28,500 with annual increases of 2% on each anniversary date, thereafter. Additionally, the lease provides for the lessee an option to renew the lease for two additional 5-year periods

The accompanying unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021 are derived from the historical financial statements of the Company and the statements of revenue and certain expenses of the VH 2nd Street acquisition.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2022 reflects adjustments to the Company’s unaudited historical financial data to give effect to the VH 2nd Street acquisition as if the transaction had occurred on January 1, 2021.

The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 reflect adjustments to the Company’s historical financial data to give pro forma effect to the VH 2nd Street acquisition as if the transaction had occurred on January 1, 2021. Additionally, the pro forma condensed consolidated statement of operations give effect to (i) an increase in interest expense and (ii) the estimated incremental depreciation and amortization expense for periods that the VH 2nd Street acquisition is included in the pro forma results but excluded from the Company’s historical statements of operations.

The unaudited pro forma adjustments are based on available information and are presented for illustrative purposes only and are not necessarily indicative of what the Company’s actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company’s future financial position or results of operations. The unaudited pro forma condensed consolidated financial information should be read, together with the notes thereto, in conjunction with the more detailed information contained in the historical financial statements referenced in this filing.

iCap Vault 1, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2022

		Pro Forma Adjustments
	Historical iCap Vault 1	VH 2nd Street Acquisition	Other Adjustments			Pro Forma Combined
	(A)	(B)
ASSETS
Cash	$6,081,987	$	$			$6,081,987
Restricted cash	2,029,807					2,029,807
Accrued rents and accounts receivable	75,188					75,188
Prepaid expenses	7,982					7,982
Affiliated note receivable	11,034,625					11,034,625
Escrow and acquisition deposits	1,500,000					1,500,000
Investment property, net	9,293,458	5,557,687		(270,684)	(C)	14,580,461
Intangible assets, net	-	446,365				446,365

Total assets	$30,023,047	$6,004,052		$(270,684)		$35,756,415

LIABIITIES AND MEMBER’S DEFICIT

Liabilities:
Private placement secured demand notes	$19,580,296	$6,004,052	$			$25,584,348
Related party private placement secured demand notes	717,769					717,769
Public demand notes	6,217,233					6,217,233
Notes payable, net	5,958,563					5,958,563
Accounts payable and accrued expenses	156,916			225,152	(D)	382,068
Related party payables	169,368					169,368

Total liabilities	32,800,145	6,004,052		225,152		39,029,349

Member’s deficit	(2,777,098)	-		(495,836)		(3,272,934)

Total liabilities and member’s deficit	$30,023,047	$6,004,052		$(270,684)		$35,756,415

iCap Vault 1, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2022

		Pro Forma Adjustments
	Historical iCap Vault 1	VH 2nd Street Acquisition	Other Adjustments			Pro Forma Combined
	(E)	(F)
REVENUE
Interest Income - related party	$507,431	$	$			$507,431
Rental Income	240,198	179,712				419,910

Total revenue	747,629	179,712		-		927,341

OPERATING EXPENSES
General and administrative expenses	737,137	20,300		128,488	(G), (H)	885,925
Management fee expense - related party	115,818					115,818

Total operating expenses	852,955	20,300		128,488		1,001,743

LOSS FROM OPERATIONS	(105,326)	159,412		(128,488)		(74,402)

OTHER EXPENSE
Interest expense - related party	26,081					26,081
Interest expense, net	518,994			45,030		564,024
Total other expenses, net	545,075	-		45,030	(I)	590,105

NET LOSS	$(650,401)	$159,412		$(173,518)		$(664,507)

Net loss per membership unit	$(650)					$(665)
Weighted average number of membership units outstanding	1,000					1,000

iCap Vault 1, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2021

		Pro Forma Adjustments
	Historical iCap Vault 1	VH 2nd Street Acquisition	Other Adjustments			Pro Forma Combined
	(I)	(J)
REVENUE
Interest Income - related party	$524,748	$	$			$524,748
Rental Income	136,550	359,424		-		495,974

Total revenue	661,298	359,424		-		1,020,722

OPERATING EXPENSES
General and administrative expenses	1,371,816	40,600		256,976	(G), (H)	1,669,392
Management fee expense - related party	140,959					140,959

Total operating expenses	1,512,775	40,600		256,976		1,810,351

LOSS FROM OPERATIONS	(851,477)	318,824		(256,976)		(789,629)

OTHER EXPENSE
Interest expense - related party
Interest expense, net	213,930			180,122	(I)	394,052
Total other expenses, net	197,940					197,940
	411,870	-		180,122		591,992

NET LOSS	$(1,263,347)	$318,824		$(437,097)		$(1,381,620)

Net loss per membership unit	$(1,263)					$(1,382)
Weighted average number of membership units outstanding	1,000					1,000

iCap Vault 1, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The Company’s financial statements include the Company and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) Reflects the historical unaudited condensed consolidated balance sheet of the Company as of June 30, 2022.

(B) The Company acquired the VH 2nd Street property from an affiliate on July 26, 2022 for $6,004,052. The Company held a $2,000,000 affiliated note receivable from the seller that was collateralized by the acquired investment property of $2,038,667 including interest accrued through the date of acquisition credited towards the purchase price. The aggregate purchase price was allocated between the estimated fair values of the underlying assets of $5,052,776 of buildings, $504,911 of land and intangibles assets of $446,365 at the date of acquisition. The Company estimated the fair value of its acquired intangible assets for the in-place lease measured over the remaining non-cancelable term of the lease. The investment property is under lease until April 2028. The lease provides initial rent of $28,500 with annual increases of 2% on each anniversary date, thereafter. Additionally, the lease provides for the lessee an option to renew the lease for two additional 5-year periods

(C) Accumulated depreciation of the VH 2nd Street property from January 1, 2021 through June 30, 2022.

(D) Accrued interest on the incremental Private and Public Placement Notes to finance the VH 2nd Street acquisition.

3. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(E) Reflects the historical unaudited condensed consolidated statement of operations of the Company for the six months ended June 30, 2022.

(F) The table below reflects the revenue and certain expenses of VH 2nd Street acquisition for the six months ended June 30, 2022. This information is derived from the unaudited statement of revenue and certain expenses prepared for the purposes of complying with Rule 8-06 of Regulation S-X promulgated under the Securities Act of 1934, as amended (the “Securities Act”). This information reflects management’s estimate of the revenue and certain expenses of the property prior to the property’s date of acquisition based on accounting and financial information provided by the seller to the Company as part of management’s standard due diligence process in connection with the acquisition of such property.

Revenue
Rental income	$179,712

Total revenue	179,712

Operating expenses
Property taxes	16,500
Insurance	3,300
Other	500

20,300

Income from operations	$159,412

(G) For the six months ended June 30, 2022 and the year ended December 31, 2021, pro forma adjustments of $90,228 and $180,456, respectively, were made to reflect incremental depreciation and amortization of the VH 2nd Street property.

(H) For the six months ended June 30, 2022 and the year ended December 31, 2021, pro forma adjustments of $38,260 and $76,520, respectively, were made to reflect incremental amortization of the intangibles of the VH 2nd Street property. The Company estimated the fair value of its acquired intangible assets for the in-place lease measured over the remaining non-cancelable term of the lease.

(I) Pro forma adjustments for interest expense were made to reflect the pro forma debt structure as if the VH 2nd Street property had been owned for the entirety of the applicable periods. The Company assumed borrowings from Private and Public Placement Notes for the purchase price of the VH 2nd Street property with an annual interest rate equal to the average weighted interest rate of (3.00%) for the three months ended June 30, 2022 and the year ended December 31, 2021.

(J) Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2021.

(K) The table below reflects the revenue and certain expenses of the VH 2nd Street acquisition for the year ended December 31, 2021. This information is derived from the statement of revenue and certain expenses prepared for the purposes of complying with Rule 8-06 of Regulation S-X promulgated under the Securities Act. This information reflects management’s estimate of the revenue and certain expenses of the property prior to the property’s date of acquisition based on accounting and financial information provided by the seller to the Company as part of management’s standard due diligence process in connection with the acquisition of such property.

Revenue
Rental income	$359,424

Total revenue	359,424

Operating expenses
Property taxes	33,000
Insurance	6,600
Other	1,000

40,600

Income from operations	$318,824